Senior Unsecured Bond	12 Months Ended
Dec. 31, 2015
Senior Unsecured Bond

9. Senior Unsecured Bond

On December 18, 2012, the Company issued a $125.0 million 9% Senior Unsecured Bond on the Oslo Markets to finance part of the acquisition of the AP Møller-Mærsk 11 vessels. The bond will mature in full five years after the settlement date, on December 18, 2017. The bond may be redeemed between the third anniversary and final maturity at a premium. Interest is payable semi-annually in arrears on June 18 and December 18.

The financial covenants each as defined within the bond agreement are: (a) The issuer shall ensure that the Group (meaning “the Company and its subsidiaries”) maintains a minimum liquidity of the greater of (i) $12.5 million and (ii) 5 per cent of total interest bearing debt; b) the Group to maintain a positive working capital; (c) to maintain an interest coverage ratio of not less than 3:1; (d) maintain a Group equity ratio of minimum 30%; and (e) the issuer shall ensure that the aggregate market value of the Group’s vessels is at least 120% of the total interest bearing debt of the Group. Pursuant to the terms of the senior unsecured bonds, following December 31, 2013, the Company may declare or pay a dividend of up to fifty percent (50%) of the Company’s consolidated net profits after taxes may be declared or paid on a quarterly basis so long as the Company is in compliance with an equity ratio of 35% after giving effect to the dividend. At December 31, 2015, the Company was in compliance with all covenants contained in this credit facility.